EXHIBIT 10.1


                                 PETROGEN CORP.
                                 (THE "COMPANY")

                      PERFORMANCE STOCK INCENTIVE PLAN-2006


THE BOARD OF DIRECTORS OF THE COMPANY BY DULY CONVENED MEETING AND BY APPROVAL OF THE BOARD, HAVING TAKEN ALL SUCH LEGAL COUNSEL AND OTHER ADVICES AS THEY CONSIDER ADVISABLE, HAVE APPROVED THE PERFORMANCE SHARE INCENTIVE PLAN -2006 IN ACCORDANCE WITH THE TERMS HEREOF.

1.   PURPOSES OF THE PLAN.

     The purposes of this Plan are to:

     (i) retain and attract the best available personnel as directors, management, advisers and consultants and others ("Incentivized Persons") of the Company to enhance the successful performance of management to date and to create a measure of inducement and control which supports and encourages the actualization and enhancement of development plans,
     (ii) provide incentives in the form of fairly costed equity to Incentivized Persons to build value but based upon performance criteria which emphasizes placing the development of general stockholder and Company value in primacy to the development of value generated for Incentivized Persons,
     (iii) upon achievement of stated milestones for development which produce material Company value improvement, provide Incentivized Persons with an opportunity to acquire proprietary equity interests at reasonable but accelerated equity cost to the Incentivized Persons to encourage their continued focus on Company and stockholder value development, and
     (iv) to align the interests of Incentivized Persons with that of stockholders but with incentives designed to generally advance the interests of stockholders ahead of Incentivized Persons and to delay realization of reward to Incentivized Persons until increased Company value and increased stockholder value pans have achieved fruition.

     Incentive benefits granted hereunder may be Tax Qualified and Non-qualified. The types of incentives granted shall be reflected in the terms of written agreements and the terms of the specific written agreements shall govern where there is conflict with the Plan, except where the terms contravene law or policy to which the Company is subject. All incentive agreements shall be interpreted by the terms of this Plan and are subject to its terms. All grants of incentives, and the resultant securities, are subject to such restrictions as are imposed by applicable law and are subject to such other restrictions and approvals as are required by regulatory policy, including policy of Exchanges on which the Company is listed.

2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

     2.1 "BOARD" shall mean the Board of Directors of the Company.


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     2.2  "CHANGE  OF  CONTROL"  means a change in  ownership  or control of the
Company effected through any of the following transactions:

          (a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the US Exchange Act) of securities possessing more than 50% of the total combined voting power, or of sufficient votes as to be able to control the election of directors, of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

          (b) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (c) a Corporate Transaction as defined below.

     2.3 "COMMITTEE" shall mean the Committee constituting the Board in accordance with Section 4.1 of the Plan, if one is appointed.

     2.4 "COMMON STOCK" or "COMMON SHARES" shall mean (i) shares of the common stock, $0.001 par value, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event.

     2.5 "COMPANY" shall mean the above Company and shall include any parent, affiliate or Subsidiary of the Company.

     2.6 "CONSULTANTS" and "ADVISORS" shall include any third party retained or engaged by the Company to provide service to the Company, including any employee of such third party providing such services.

     2.7  "CORPORATE   TRANSACTION"   means  any  of  the  following   Board  or
shareholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

          (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or


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          (c) any reverse  merger in which the Company is the  surviving  entity but in which securities possessing more than 50% of the total combined voting power, or an alternate percentage sufficient to elect the board, of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     2.8 "DATE OF GRANT" means the date specified by the Board or the Committee on which a grant of Performance Shares shall become effective in accordance with the Board determination or the agreement.

     2.9 "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.3 of this Plan.

     2.10 "DEFERRED SHARES" means an award pursuant to Section 9 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     2.11 "DIRECTOR" shall mean a member of the Board.

     2.12 "EFFECTIVE DATE" shall have the meaning ascribed thereto in Section 6.

     2.13 "EXCHANGE" shall mean such stock exchanges on which the Company is listed.

     2.14 "FAIR MARKET VALUE" shall have such meaning as the Board may determine from time-to-time.

     2.15 "INCENTIVE AGREEMENT" shall mean the written agreement between the Company and the Participant relating to Incentives granted under this Plan or other form of agreement which may be approved by the Board.

     2.16 "INCENTIVIZED PERSONS" shall mean any person retained or otherwise acting for the Company on a continuous, intermittent or part time basis who become beneficiaries under this Plan.

     2.17 "INCENTIVE AWARD" shall mean the award of one or more Incentives.

     2.18 "INCENTIVES" shall mean those incentive benefits which may be granted from time to time under the terms of the Plan.

     2.19 "MANAGEMENT OBJECTIVES" means the definition set out in this Plan by the Board or Committee of achievement or performance objectives for Participants as milestones for the earning, vesting, release or receipt of Performance Shares, Performance Units, Restricted Shares or other Incentives as determined by the Board.

     2.20 "PARENT" shall mean a "parent corporation" of the relevant company whether now or hereafter existing, as defined in relevant statutes.


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     2.21  "PARTICIPANT"  means a,  Incentivised  Person who is  selected by the
Board or a Committee to receive benefits under this Plan.

     2.22 "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to this Plan within which the Management objectives relating thereto are to be achieved or as otherwise established by the Board.

     2.23 "PERFORMANCE SHARES" means an Incentive award of Common Shares granted pursuant to this Plan.

     2.24 "PERFORMANCE UNIT" means an Incentive award of Common Shares and warrants for Common Shares granted pursuant to this Plan.

     2.25 "PLAN" shall mean this Performance Incentive Stock Plan, as amended from time to time in accordance with the terms hereof.

     2.26 "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with amendments to the capital of the Company.

     2.27 "SUBSIDIARY" shall mean a "subsidiary corporation" and also an "affiliate" whether now or hereafter existing, as defined in the relevant statues.

     2.28 "TERMINATION  DATE" shall have the meaning ascribed thereto in Section
6.

3.   COMMON STOCK SUBJECT TO THIS PLAN.

     3.1 The number of Shares which may be awarded under the Plan is that number of Shares set forth in Part 4 and such number of Shares are hereby allocated and set aside from the authorized Common Stock of the Company as the authorized capital of the Plan. Any Common Shares available for Incentive Awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. Any Common Shares allocated to Incentive Awards which have expired shall return to the authorized capital of the Plan. Any increments to the authorized capital of the Plan due to capital alteration or otherwise shall be available for allocation immediately upon the change in the capital of the Company.

     For the purposes of this Section 3.1:

          (a) Any Common Shares that were covered by an Incentive Award and not issued shall return to the Plan's authorized capital.

          (b) Performance Shares or Units that are granted under this Plan but are not earned by the Participant at the end of the Performance Period shall be available for future grants of Incentives hereunder.

          (c) Upon the achievement of specified milestones resulting in the ability of Incentivised Persons to exercise an Incentive Award then such exercise shall be available pro rata with the Incentivised Persons aggregate grants of their Incentive Award.


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4.   PERFORMANCE SHARES, PERFORMANCE UNITS AND RESTRICTED SHARES.

     Restricted Shares are shares of Common Stock which are sold or transferred by the Company to a Participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their release, sale or other transfer by the Participant and subject to such other criteria, including performance of Management Objectives, as the Board may determine. Unless otherwise stated the Performance Shares of this Plan shall be Restricted Shares on the terms of the Plan or of the individual Incentive Award.

     4.1 NUMBER. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

     4.2 PERFORMANCE PERIOD. The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board or the Committee on the Date of Grant. Unless otherwise stated in an Incentive Award the Performance Period shall be to the Termination Date.

     4.3 MANAGEMENT OBJECTIVES.

          (a) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed or with respect to which the participant provides consulting services.

          (b) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (c) The Board or the Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board or the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

     4.4 MINIMUM MANAGEMENT OBJECTIVES.

     Notwithstanding section 4.3 the minimum terms and Management Objectives which shall be determined for all Participants as a whole shall be as follows:

          (a) All Performance Shares (hereafter includes Units) shall be issued into Escrow and paid at par value and to be released only upon achievement of the stated Management Objectives or, if not released then redeemed by the Company for par value;


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          (b) Performance  Shares issued for earning in several milestone phases and not earned in one phase shall be sequentially carried forward to subsequent phases and added to the subsequent milestone award unless otherwise provided in the Incentive Award agreement;
          (c) The aggregate Shares available for award and release in respect to minimum milestones shall be as follows:

               (i) 3,500,000 Shares to be allocated and issued as escrow unallocated incentives at issue price of the par value per Share but not available for exercise until one year after grant, and until five years after grant, and releasable from escrow only upon payment of additional contributed capital of $0.50 per Share
               (ii) The aggregate of the below Shares to be allocated and issued to escrow as milestone Performance Shares at issue price of the par value and governed as follows:

                    A. 4,500,000  Shares  purchasable from escrow for additional contributed capital of $1.00 per Share if on or before the first three years after this Plan establishment the Company's assets increase by 50%, the Company's market share price achieves a minimum of $1.25 and the Company's financial statements show a minimum $3,000,000 profit before taxes, depletion, amortization and stock based compensation charges;
                    B. An additional 6,000,000 Shares (plus such as may be carried from A above) purchasable from escrow for additional contributed capital of $1.25 per Share if on or before the first five years after this Plan establishment the Company's assets increase by 100%, the Company's market share price achieves a minimum of $2.00 and the Company's financial statements show a minimum $6,000,000 profit before taxes, depletion, amortization and stock based compensation charges;
                    C. An additional 7,500,000 Shares (plus such as may be carried from B above) purchasable from escrow for additional contributed capital of $1.50 per Share if on or before the first seven years after this Plan establishment the Company's assets increase by 200%, the Company's market share price achieves a minimum of $3.00 and the Company's financial statements show a minimum $9,000,000 profit before taxes, depletion, amortization and stock based compensation charges;
                    D. An additional 8,500,000 Shares (plus such as may be carried from C above) purchasable from escrow for additional contributed capital of $2.00 per Share if on or before the
               Termination Date the Company's assets increase by 400%, the Company's market share price achieves a minimum of $4.00 and the Company's financial statements show a minimum $15,000,000 profit before taxes, depletion, amortization and stock based compensation charges.

     4.5 PAYMENT.

          (a) Each grant shall specify the time and manner of payment for Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid to the Company in cash, Common Shares or any combination thereof or alternate lawful payment and may either grant to the Participant or reserve to the Board or the Committee the right to elect among those alternatives.


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          (b) Any  grant of  Performance  Shares  may  specify  that the  amount payable with respect thereto may not exceed a maximum specified by the Board or the Committee on the Date of Grant. Any grant of Performance Shares may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Board or the Committee Shares on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the price for Shares and the manner of payment of such consideration, which may include (i) cash in the form of currency or cheque or other cash equivalent acceptable to the Company, (ii) no forfeitable, unrestricted or restricted Common Shares, which are already owned by the Participant and have an aggregate market referenced value (as determined by the Board but, as guidance, restricted shares offered in payment shall be discounted employing bank prime rate plus 4% for the period of restriction) at the time of exercise that is equal to the price, (iii) any other legal consideration that the Board or the Committee may deem appropriate, (iv) any combination of the foregoing. The Board (or Committee) in its sole discretion may permit a "cashless exercise" ("net exercise").

          In the event of a cashless exercise the Company shall issue the Participant the number of Shares determined as follows:

                  X = Y (A-B)/A
where:

                  X  = the number of Shares to be issued to the Participant.

                  Y = the number of Shares which are being exercised.

                  A = the Market Price of the Common Stock.

                  B = the Exercise Price.


          (d) Any grant may allow for deferred payment of the price through a sale and remittance procedure by which a Participant shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Common Shares and remit to the Company out of the sale proceeds available on the settlement date sufficient funds to cover the aggregate price payable for the purchased Common Shares, and (ii) the Company to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

          (e) The Board or Committee shall determine acceptable methods for tendering Common Stock as payment and may impose such limitations and prohibitions on the use of Common Stock as it deems appropriate.


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     4.6 LOANS OR INSTALLMENT PAYMENTS

          (a) Subject to applicable law and policy (in particular the provisions of the Sarbanes-Oxley Act), the Board or the Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the Plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Participant; or (ii) permitting the Participant to pay the exercise price or purchase price for the purchased Shares in installments; or (iii) a guaranty by the Company of a loan obtained by the Participant from a third party; or (iv) granting a cash bonus to the Participant to enable the Participant to pay federal, state, local and foreign income and employment tax obligations arising from an award.

          (b) Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Board or the Committee specifies in the applicable Incentive Agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Participant may not exceed the exercise or purchase price of the acquired Shares (less the par value of such Shares) plus any federal, state and local income and employment tax liability incurred by the Participant in connection with the acquisition of such Shares. The amount of any bonus shall be determined by the Board or the Committee in its sole discretion under the circumstances.

          (c) The Board or the Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program may be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Board or the Committee may deem appropriate; PROVIDED, HOWEVER, that the Board or the Committee shall not forgive that portion of any loan owed to cover the par value of the Common Shares.

     4.7 DIVIDENDS AND PARTICIPATION. Escrowed Performance Shares shall participate as to all rights of a shareholder except that until earned and paid from escrow the same shall not participate in dividends, assets or other distributions.

     4.8  ADDITIONAL  GRANTS.   Successive  grants  may  be  made  to  the  same
Participant regardless of whether any Performance Shares granted to any Participant have vested.

     4.9 AGREEMENT. Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

     4.10 EXERCISE OF EARNED PERFORMANCE SHARES.

          (a) PROCEDURE FOR EXERCISE.

               (i) Any Incentive Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, the Plan and the agreement thereto. Unless otherwise determined by the Board at the time of grant, an Incentive Award may be exercised in whole or in part.


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               (ii) An  Incentive  Award  shall be deemed to be  exercised  when written notice of such exercise has been given to the Company at its head office or registered office in accordance with the terms of the agreement and this Plan and full payment for the Common Shares has been received by the Company.

          (b) TERMINATION OF STATUS AS AN INCENTIVISED PERSON. Unless otherwise provided in an Incentive Agreement or permitted by the Board, if an Incentivised Person's relationship with the Company is terminated, then the Incentive Award, to the extent not exercised, shall terminate on the date on which the Incentivised Person's relationship with the Company ceases.

          (c) DISABILITY. Unless otherwise provided in the Incentive Agreement, in the event an Incentivised Person is unable to continue his relationship with the Company as a result of his permanent and total disability (as certified by reasonable medical opinion acceptable to the Company), he may exercise his Option at any time within six (6) months from the date of termination, but only to the extent he was entitled to exercise by vesting at the date of such termination.

          (d) DEATH. Unless otherwise provided in the Incentive Agreement, if an Incentivised Person dies during the term and is at the time of his death in good standing with the Company the Incentive Award may be exercised at any time within six (6) months following the date of death by the Incentivised Person's estate or by a person who acquired the right to exercise by bequest or inheritance, but only to the extent that an Incentivised Person was entitled to exercise on the date of death.

5.   ADMINISTRATION OF THE PLAN.

     5.1 PROCEDURE.

          (a) The Board shall administer the Plan and is the body responsible for the Plan; provided, however, that the Board may appoint a Committee consisting of directors and other lawful persons to conduct day-to-day administration of the Plan on behalf of the Board and subject to the authority of the Board.

          (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; PROVIDED, HOWEVER, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of applicable statute or policy

          (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be legitimate acts of the Committee.


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          (d) Any  reference  herein  to the  Board  shall,  where  appropriate, encompass a Committee appointed to administer the Plan.

     5.2 POWER OF THE BOARD OR THE COMMITTEE

          (a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with the Plan, the Fair Market Value of the Common Stock; (iii) to determine the price per Share of Incentives to be granted; (iv) to determine the number of Common Shares to be represented by each Incentive Award; (v) to determine the Participants to whom, and the time or times at which Incentive Awards shall be granted; (vi) to determine Management Objectives; (vii) to interpret the Plan; (viii) to prescribe, amend and rescind rules and regulations relating to the Plan; (ix) to determine the terms and provisions of each Incentive Award granted (which need not be identical); (x) with the consent of the Participant thereof, to modify or amend Incentive Awards; (xi) to accelerate or defer (with the consent of the Participant) the exercise date of any Incentive Award; (xii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Incentive Award; (xiii) to accept or reject the election as to method of payment made by a Participant; (xiv) to permit Participant to employ payment elections, such as net exercise; (xv) to create and implement new and innovative Incentives acceptable under law and policy and grant the same to eligible Participants and (xvi) to take all other acts and make all other determinations deemed necessary or advisable by the Board for the administration of the Plan.

          (b) The Board or Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Company under this Plan.

     5.3 EFFECT OF BOARD OR COMMITTEE DECISIONS. All acts, decisions and determinations and the interpretation and construction by the Board, or a Committee, of any provision of this Plan or any agreement, notification or document evidencing the grant of Incentives and any determination by the Board or a Committee pursuant to any provision of this Plan or any agreement in respect thereto, notification or document, shall be final, binding and conclusive with respect to all Participants and any other holders or beneficiaries of any Incentive granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

6.   ELIGIBILITY.

     Consistent with the Plan's purposes, Incentives may be granted only to such Directors, officers, employees, consultants, advisors or other eligible Participant persons as determined by the Board. Subject to the terms of the Plan, a Participant may, if he is otherwise eligible, be granted more than one Incentive.

7.   BOARD APPROVAL; EFFECTIVE DATE; TERMINATION DATE.

     The Plan shall take effect on of March 1, 2006, (the "Effective Date"). The Plan shall terminate at 4:00PM of the next business day following March 1, 2016 (the "Termination Date").


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                                       11


8.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Incentive Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Incentive Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Incentive Award, as well as the price per share of Common Stock covered by each such outstanding Incentive Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Incentive Award.

     In the event of the proposed dissolution or liquidation of the Company, all un-vested Incentive Awards will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any vested Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise at its sole discretion in such instances, declare that any Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise his Incentive Award as to all or any part thereof. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Incentive Award shall be assumed or an equivalent Incentive Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Incentive Award as to all of the Shares, including Shares as to which the Incentive Award would not otherwise be exercisable. If the Board makes an Incentive Award exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Incentive Award shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Incentive Award), and the Incentive Award will terminate upon the expiration of such period.

9.   TRANSFERABILITY.

     Except to the extent otherwise expressly provided in an Incentive Award, the right to acquire Common Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by a Participant and any attempt by a Participant to do so will be null and void. However Incentive Awards granted under this Plan may be transferred by a Participant by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Unless assigned in accordance with the terms of an award, awards granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under applicable law and court supervision.

10.  TIME OF GRANTING INCENTIVES.

     The Date of Grant of an Incentive Award shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Incentive Award. Notice of the determination shall be given to each Participant to whom an Incentive Award is so granted within a reasonable time after the date of such grant.

11.  AMENDMENT AND TERMINATION OF THE PLAN.

          11.1 The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable but any such amendment shall not affect the rights of existing Incentive Awards, except with their approval.

          11.4 This Plan shall terminate upon the earlier of (i) the Termination Date or (ii) the date on which no Shares remain in the Plan. Upon termination of the Plan, no further awards may be granted, but all Incentive Awards outstanding and vested on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants for a period of six (6) months.

12.  WITHHOLDING TAXES.

     The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

13.  CORPORATE TRANSACTION OR CHANGE OF CONTROL.

     The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

14.  MISCELLANEOUS PROVISIONS.

          14.1 PLAN EXPENSE. Any expenses of administering this Plan shall be borne by the Company.

          14.2 CONSTRUCTION OF PLAN. The place of administration of the Plan shall be the place of the head office of the Company or such other place as the Board may determine, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of such jurisdiction and as determined by the Board.

          14.3 OTHER COMPENSATION. The Board or the Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

          14.4 CONTINUATION OF EMPLOYMENT OR SERVICES. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

          14.5 TAX-QUALIFIED OPTIONS. To the extent that any provision of this Plan would prevent any Incentive Award that was intended to qualify as a Tax-Qualified award from so qualifying, any such provision shall be null and void with respect to any such award; PROVIDED, HOWEVER, that any such provision shall remain in effect with respect to other awards and there shall be no further effect on any provision of this Plan.

          14.6 CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Incentive Award that is not immediately and fully exercisable, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

          14.7 BINDING EFFECT. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacees and their permitted assignees.

          14.8 INCORPORATION IN INCENTIVE AGREEMENTS. The provisions of this Plan are incorporated in all Incentive Agreements of the Company whether such Agreement references this Plan or not and this Plan constitutes a constitutional document of the Company in the same manner and with the same public effect as the Articles or By-Laws of the Company. In the event of any conflict between the Plan and express terms of an agreement, the terms of the agreement shall prevail. However, this Plan shall be interpretive for all agreements and shall be used to reconcile any uncertainties, to provide for any lapses, deficiencies or absence of terms in an agreement and the Board or Committee shall be charged by the terms hereof to determine any issues.

          15.9 EXCHANGE ACT COMPLIANCE. In the event that the Company is or becomes subject to US jurisdiction and with respect to persons subject to the Exchange Act or Securities Act, transactions under this Plan are intended to comply with all applicable conditions of such acts. To the extent any provisions of the Plan or of an Incentive Award or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent required by law and deemed advisable by the Board.

          15.10 CONDITIONS UPON ISSUANCE OF SHARES.

               (a) Shares shall not be issued pursuant to the exercise of an Incentive Award unless the exercise of such Incentive Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, applicable securities acts and the rules and regulations promulgated thereunder, and the requirements of any Exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) As a condition to the exercise of an Incentive Award, the Company may require the person exercising such Incentive Award to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

               (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          15.11 FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

          15.12 RESERVATION OF SHARES. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          15.13 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf.

          15.14 GENDER. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

          15.15 USE OF PROCEEDS. Any cash proceeds received by the Company from the sale of Common Shares under the Plan shall be used for general corporate purposes.

          15.16 REGULATORY APPROVALS.

               (a) The implementation of the Plan, the granting of any Incentive Awards under the Plan and the issuance of any Common Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Incentive Awards granted under it and the Common Shares issued pursuant to it.

               (b) No Common Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of securities laws including, if US law shall apply, the filing and effectiveness of a Form S-8 registration statement (where a Participant is eligible and where the Board, in its absolute discretion, permits) for the Common Shares issuable under the Plan, and all applicable listing requirements of any Exchange on which the Common Shares are then listed for trading.